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                                                                   Exhibit 10.80

                         [LETTERHEAD OF GUY CARPENTER]

Cover Note
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                                                 File #:         8493-3
                                                 Effective Date: January 1, 2000
                                                 Issue Date:     August 23, 2000

COMPANY:
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     SCPIE HOLDINGS, Inc.,
     AND/OR S.C.P.I.E. INDEMNITY COMPANY,
     AND/OR AMERICAN HEALTHCARE INDEMNITY COMPANY,
     AND/OR AMERICAN HEALTHCARE SPECIALTY COMPANY,
     AND/OR S.C.P.I.E. INSURANCE SERVICES, INC.,
     AND/OR S.C.P.I.E. MANAGEMENT SERVICES, INC.,
     LOS ANGELES, CALIFORNIA

TYPE:
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     PER POLICY EXCESS OF LOSS REINSURANCE

BUSINESS COVERED:
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     Physicians and Surgeons Comprehensive Professional and Business Liability
     Policies, including Clinical Laboratories and Personal Umbrella Business written by Brown & Brown, Inc., Tampa, Florida.

TERM:
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     (A)  January 1, 2000 to December 31, 2002 covering claims made on policies inforce, issued or renewed on or after January 1, 2000.

     (B) It is understood and agreed that if the Reinsurers loss ratio (i.e., the ratio of the Reinsurers losses and L.A.E. incurred to the Company's reinsurance premiums earned net of ceding commission) exceeds 115%, subject to 120 days notice to any December 31st, the terms and conditions can be amended subject to mutual agreement between the parties hereto.

          It is further understood and agreed the Company shall declare to the Reinsurers hereunder all policies issued providing limits greater than $5,000,000/$5,000,000 per physician, per occurrence. Upon review of such
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                                                 Page:           2 of 5
                                                 File #:         8493-3
                                                 Effective Date: January 1, 2000
                                                 Issue Date:     August 23, 2000

TERM (continued)

          policies should the Reinsurers deem the exposure under this Contract to be measurably altered then the terms and conditions hereunder can be amended subject to mutual agreement between the parties hereto.

          It is specially agreed that in such case the Company will refrain from ceding any new policies for limits greater than $5,000,000/$5,000,000 per physician, per occurrence until such mutual agreement has been attained.

TERRITORY:
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     As per the Company's original policies, contracts, or binders.

EXCLUSIONS:
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     1.   Insolvency Funds.

     2.   Nuclear Incident - Liability - Reinsurance.

     3.   All Assumed Reinsurance.

LIMIT AND RETENTION:
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     To pay $8,000,000 Ultimate Net Loss each occurrence each policy in excess of $2,000,000 Ultimate Net Loss each occurrence each policy.

MAXIMUM AGGREGATE:
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     Reinsurers maximum liability under this Contract shall be $8,000,000 during each twelve (12) months period and 175% of Reinsurance Premiums Earned hereunder or $10,000,000 (Indemnity plus Loss Adjustment Expenses), whichever is the greater, in all during the Contract Term.

ANNUAL DEPOSIT PREMIUM:
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     $1,300,000 payable $325,000 quarterly as of each 1/1, 4/1, 7/1 and 10/1 during the Contract Term. Adjustable as of each December 31st on the basis of "Actual" original gross premium charged by the Company for policy limits excess of $2,000,000 which are issued or renewed during each twelve (12) months period January 1st to December 31st during the term of this Contract.
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                                                 Page:           3 of 5
                                                 File #:         8493-3
                                                 Effective Date: January 1, 2000
                                                 Issue Date:     August 23, 2000

ANNUAL MINIMUM PREMIUM:
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     $1,000,000 during each twelve (12) months period.

CEDING COMMISSION:
------------------

     Original acquisition cost plus 15% not to exceed 25% in all.

ADDITIONAL PREMIUM:
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     If the Company pays an Ultimate Net Loss in excess of $5,000,000 on a policy, which has a limit of greater than $5,000,000 and has not been advised to the Reinsurer, then 20% of such excess amount shall be payable as an Additional Premium to the Reinsurer.

PROFIT COMMISSION:
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     The Company shall receive a Profit Commission equal to 80% of the net profit accruing to the Reinsurers under this Contract, computed as follows:

     1.  Reinsurance Premiums Earned, including any additional premiums;
     2.  Less: Losses and Loss Adjustment Expenses Incurred;
     3.  Less: Actual Ceding Commission as Calculated above.
     4. Less: Management Expenses of 23.50% of Reinsurance Premiums Earned as in (1) above.

     Unlimited deficit carryforward to next Agreement period.

     The term "Agreement period" shall mean the period January 1, 2000 through December 31, 2002. It is further agreed that the first calculation of Profit Commission shall be computed as of December 31, 2000, and annually thereafter, and that payment of any Profit Commission shall be made by the Reinsurers to the Company as of December 31, 2004. The Company agrees that payment of any Profit Commission shall be subject to complete commutation at mutually agreeable terms as respects all losses reported within the Profit Commission period. Payment of any Profit Commission by the Reinsurers shall constitute full and final release from all further loss development.

ACCOUNTING:
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     Premium   Payments within 60 days of respective due date.
     Losses    Payments within 15 days of receipt of proof of loss.

     Outstanding losses reported individually as they occur.
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                                                 Page:           4 of 5
                                                 File #:         8493-3
                                                 Effective Date: January 1, 2000
                                                 Issue Date:     August 23, 2000

GENERAL CONDITIONS:
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     Loss Adjustment Expenses to be Pro-Rated.
     Excess of Original Policy Limits Clause.
     80% Extra Contractual Obligations Clause.
     Ultimate Net Loss Clause.
     Net Retained Lines Clause.
     Notice of Loss Clause.
     Loss Funding Clause - Including IBNR (See Attached).
     Commutation Clause.
     Federal Excise Tax Clause.
     Errors and Omissions Clause.
     Insolvency Clause.
     Service of Suit Clause.
     Arbitration Clause.
     Access to Records Clause.
     Guy Carpenter & Company, Inc. Intermediary Clause.

REGULATION 98:
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     Premium and loss payments made to Guy Carpenter & Company, Inc. shall be deposited in a Premium and Loss Account in accordance with Section 32.3(a)(1) of Regulation 98 of the New York Insurance Department. The parties hereto consent to withdrawals from said account in accordance with
     Section 32.3(a)(3) of the Regulation, including interest and Federal Excise Tax.

EFFECTED WITH:
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REINSURER                                           FEIN #        %
---------                                           ------        -

Hannover Rueckversicherungs-Aktiengesellschaft    AA-1340125    100.00%
                                                                ------

                                           Total                100.00%
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                                                 Page:           5 of 5
                                                 File #:         8493-3
                                                 Effective Date: January 1, 2000
                                                 Issue Date:     August 23, 2000


This Cover Note Addendum confirms the terms and conditions of the reinsurance negotiated with the listed reinsurers on your behalf. In the event that any of these details do not meet with your approval, or the security of the participating reinsurers does not meet with your requirements, please notify this office immediately. If all is in order, please sign and return one copy of this Cover Note Addendum to confirm your approval and complete our files.

_____________________________                     _____________________________
Senior Vice President
Guy Carpenter & Company, Inc.                           SCPIE Holdings, Inc.,

_____________________________                     _____________________________
Date                                                            Date